THE SECURITIES EVIDENCED BY THIS INSTRUMENT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT EXCEPT AS HEREIN PROVIDED.

VOID AFTER 5:00 P.M. EASTERN TIME, December 09, 2012

Warrant

For the Purchase of

1,000,000 Shares of Common Stock

of

AMERICAN SCIENTIFIC RESOURCES, INC.

(A Nevada Corporation)

1. Warrant.

THIS CERTIFIES THAT, in consideration of $1 duly paid by or on behalf of Eloise Linda Carlsen (the "Holder"), as registered owner of this Warrant ("Warrant"), to AMERICAN SCIENTIFIC RESOURCES, INC. (the "Company"), Holder is entitled, at any time or from time to time at or after December 10, 2009 "Commencement Date"), and on or before 5:00 p.m., Eastern Time, December 09, 2012 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 1,000,000 shares of common stock of the Company, $.0001 par value ("Common Stock"). This Warrant and the shares of Common Stock issuable upon the exercise hereof are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions in Connecticut are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Warrant is initially exercisable at a price of $0.02 per share of Common Stock; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context.

This Warrant was issued by the Company in connection with the engagement letter related to the identifying of and assisting in acquiring, a suitable 1934 Act reporting company ("Public Shell Company"), with which the Company would consummate a reverse merger.

2. Exercise.

2.1 Exercise Form. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price in cash or by certified or official bank check for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern Time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2 Legend. Each certificate for the securities purchased under this Warrant shall bear a legend as follows unless such Securities have been registered under the Securities Act of 1933, as amended (the "Act"):

> "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or upon receipt by the corporation of an opinion of counsel satisfactory to the corporation that such sale or transfer is exempt from registration under the Act and applicable state law."

2.3 Cashless Exercise.

2.3.1 Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any other Exercise Price or additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid non-assessable shares of Common Stock as is computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

where

X = the number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made

A = the "Fair Market Value" of one share of Common Stock as at the time the net issue election is made

B = the Exercise Price in effect under this Warrant at the time the net issue election is made

For purposes of this Section 2.3.1, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on Nasdaq, the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company (the "Board"). The Board shall respond promptly in writing to an inquiry by the Holder as to the Fair Market Value of a share of Common Stock.

2.3.2 Validity. The foregoing provisions of Section 2.3.1 shall not apply if the securities to be issued upon exercise of the cashless exercise right described herein may not be validly issued under the laws of the jurisdiction of incorporation of the Company.

3. Transfer.

3.1 General Restrictions. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant (including the Common Stock issuable upon the exercise thereof) unless such transfers are made in compliance with, or pursuant to exemptions

from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Warrant and payment of all transfer taxes, if any, payable in connection therewith. Upon satisfaction of applicable federal and state securities law requirements, the Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2 Restrictions Imposed by the Act. This Warrant and the shares of Common Stock underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel (in form and substance reasonably satisfactory to the Company) for the Holder that this Warrant or the shares of Common Stock, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Warrant or shares of Common Stock, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission") and compliance with applicable state law has been effected.

4. New Warrants to be Issued.

4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay the Exercise Price, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Registration Rights.

The Holder shall have such registration rights with respect to the number of shares of Common Stock issuable upon exercise of the Warrants as is set forth in the Registration Rights Agreement under the Private Offering Memorandum as provided to investors. Should the Company fail to include the Advisor Warrants within a registration statements, the Advisor will be entitled to additional Warrants, for every 90 days that such the Advisor Warrants are note included in a registration statement, equal to 10% of the aggregate number of the Shares actually issued.

6. Anti-Dilution Provisions.

6.1 Adjustment for Recapitalization. If the Company shall at any time (i) declare a dividend on its Common Stock in Common Stock or make a distribution of Common Stock other than a dividend payment on its Preferred Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to

receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment based thereon shall be the record date therefore.

Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

6.2 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date of this Warrant or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

6.3 Additional Provisions. For the purposes of any adjustment to be made in accordance with this Section 6, the following provisions shall be applicable:

(a) Irrespective of any adjustments or changes in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrant, the certificates representing Warrants theretofore and thereafter issued shall continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable thereunder were expressed in such certificates when the same were originally issued.

(b) After each adjustment of the Exercise Price pursuant to this Section 6, the Company will promptly prepare a certificate signed by the Chairman, Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the Holder to whom the Company failed to mail such notice, or except as to the Holder whose notice was defective. The affidavit of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

6.4 Rights Offering. If the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company to all the stockholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Warrant Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other stockholders of the Company, the

number and type of rights being the same as such Holder would have received had the Holder exercise all of the Warrants immediately prior to the issuance of such rights.

6.5 Notices of Record Date, Etc. In case:

6.5.1 the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities, or to receive any other right; or

6.5.2 of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

6.5.3 of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or other such securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified, and the Warrant may be exercised prior to said date during the term of the Warrant.

6.6 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise or transfer of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable, on Nasdaq) on which the Common Stock is then listed and/or quoted, if any.

8. Certain Notice Requirements.

8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of

the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

8.3 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9. Miscellaneous.

9.1 Amendments. All modifications or amendments of this Warrant shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

9.3 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.4 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

9.5 Governing Law; Submission to Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with the law of the State of Florida, without giving effect to principles of conflicts of law. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to, this Warrant shall be brought and enforced in the courts of the State of Florida or of the United States of America for the District of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and hereby waives any claim that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company (and by acceptance hereof the Holder) agrees that the

prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.7 Execution in Counterparts. This Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 11th day of December, 2009.

AMERICAN SCIENTIFIC RESOURCES, INC.

BY:________________________________

Christopher F. Tirotta, MD, MBA
CEO and Chairman of the Board

Form to be used to exercise Warrant:

AMERICAN SCIENTIFIC RESOURCES, INC.
1112 Weston Road, Unit 278
Weston, FL 33326

Date: _______________, 20__

The undersigned hereby elects irrevocably to exercise the Warrant and to purchase _____________ Shares of Common Stock of AMERICAN SCIENTIFIC RESOURCES, INC. and hereby makes payment of $___________ (at the rate of $0.02 per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

or

The undersigned hereby elects irrevocably to exercise the within Warrant by making a net issue election with respect to 1,000,000 Shares of Common Stock of AMERICAN SCIENTIFIC RESOURCES, INC. covered by such Warrant. Please issue the Common Stock in accordance with the instructions given below.

____
Signature

____
Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name____
(Print in Block Letters)

Address____

Form to be used to assign Warrant:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

FOR VALUE RECEIVED, ___________________________ does hereby sell, assign and transfer unto _______________________the right to purchase _______________ Shares of Common Stock of AMERICAN SCIENTIFIC RESOURCES, INC. ("Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: ____________________

____
Signature

____
. On Behalf of Eloise Linda Carlsen

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever